UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

RITA Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

000-30959
(Commission File Number)

Delaware	94-3199149
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

967 N. Shoreline Blvd.
Mountain View, CA 94043
(Address of principal executive offices, with zip code)

(650) 314-3400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Financial Statements and Exhibits.

As previously reported in a Current Report on Form 8-K filed on August 9, 2004, RITA Medical Systems, Inc., a Delaware corporation, completed its acquisition of Horizon Medical Products, Inc., a Georgia corporation, on July 29, 2004. The previously filed Current Report on Form 8-K has a description of the terms of the acquisition of Horizon by RITA and material agreements associated with the acquisition were filed as exhibits to the previous report.

RITA has prepared pro forma financial information for the year ended December 31, 2003 and for the nine months ended September 30, 2004. This pro forma financial information is filed as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Horizon Medical Products, Inc. previously were filed as an exhibit to the Registrant's Current Report on Form 8-K filed on August 9, 2004.

(b) Pro Forma Financial Information.

The required pro forma financial information is filed as an exhibit to this report and is incorporated by reference herein.

(c) Exhibits:

99.1 Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA MEDICAL SYSTEMS, INC.

Date: January 21, 2005	By:	/s/ Donald Stewart
Donald Stewart
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.